UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 1, 2005

GARDNER DENVER, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-13215 (Commission File Number)	76-0419383 (IRS Employer Identification No.)

1800 Gardner Expressway
Quincy, Illinois 62305
(Address of Principal Executive Offices and Zip Code)

(217) 222-5400
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a- 12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.

     On July 1, 2005, Gardner Denver, Inc., a Delaware corporation (the “Company”), through its wholly-owned subsidiary, PT Acquisition Corporation, a Delaware corporation (the “Merger Sub”), consummated its acquisition of Thomas Industries Inc., a Delaware corporation (“Thomas Industries”), pursuant to that certain Agreement and Plan of Merger dated March 8, 2005 by and among the Company, Thomas Industries and the Merger Sub (the “Merger Agreement”). Pursuant to the Merger Agreement, the Merger Sub merged with and into Thomas Industries, with Thomas Industries as the surviving corporation, and each share of Thomas Industries common stock was converted into the right to receive $40.00 in cash (or approximately $714.1 million in the aggregate). Pursuant to the Merger Agreement, each outstanding stock option, stock appreciation right and performance share issued under equity compensation plans of Thomas Industries was converted into the right to receive $40.00 in cash, less the applicable exercise price or target price, in the case of stock options and stock appreciation rights, respectively, and, in the case of performance shares, as adjusted for dividends (or approximately $20.1 million in the aggregate with respect to such options, rights and shares, subject to applicable withholding or other taxes). The aggregate consideration paid in connection with the acquisition of Thomas Industries was approximately $480.1 million, including assumed Thomas Industries indebtedness and net of cash acquired. The Company funded the acquisition with the net proceeds from the issuance of 5,658,000 shares of its common stock and the issuance of $125 million aggregate principal amount of its 8% Senior Subordinated Notes due 2013 (the “Senior Subordinated Notes”), as previously reported in the Company’s Current Report on Form 8-K dated May 4, 2005 which is incorporated by reference herein, as well as the incurrence of approximately $236 million of incremental indebtedness under the senior secured term loan facility of its Third Amended and Restated Credit Agreement dated May 13, 2005 (the “Credit Agreement”), which was previously described in the Company’s Current Report on Form 8-K dated May 16, 2005 which is incorporated by reference herein.

     The proceeds from the issuance of the Senior Subordinated Notes had been held in escrow pending the closing of the acquisition of Thomas Industries, as previously reported in the Company’s Current Report on Form 8-K dated May 4, 2005.

     The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Merger Agreement, which is included as Exhibit 2.1 hereto and incorporated herein by reference.

     Thomas Industries is a worldwide leader in the design, manufacture and marketing of precision engineered pumps and compressors.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

     Concurrently with the closing under the Merger Agreement, the Company’s Second Amended and Restated Credit Agreement dated September 1, 2004 (the “Prior Credit Facility”) terminated and the initial funding occurred under the Credit Agreement. Approximately $236 million of the proceeds of the $380 million from the senior secured term loan facility under the Credit Agreement were used to fund the Company’s acquisition of Thomas Industries while the remaining proceeds (approximately $144 million) were used to repay existing indebtedness under the Prior Credit Facility.

     Reference is made to the description of the Credit Agreement contained in Item 1.01 of the Company Form 8-K dated May 16, 2005 which is incorporated by reference herein. That description of the Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the complete text of the Credit Agreement, which is included as Exhibit 10.1 hereto and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

     On July 1, 2005, the Company issued a press release announcing that it had completed its acquisition of Thomas Industries. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information in this Item 7.01 and the exhibit attached hereto will not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor will such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(a)	Financial Statements of the Business Acquired.

     The financial statements required by Item 9.01(a) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

     The pro forma financial statements required by Item 9.01(b) of Form 8-K will be filed by amendment within 71 calendar days after the date this report on Form 8-K must be filed.

(c)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 8, 2005 among Gardner Denver, Inc., PT Acquisition Corporation and Thomas Industries Inc. (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K dated March 8, 2005)

10.1	Third Amended and Restated Credit Agreement dated as of May 13, 2005 among Gardner Denver, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as a Lender, an LC Issuer, the Swing Line Lender and as agent for itself and the other Lenders, Wachovia Bank, National Association, as a Lender and as Syndication Agent for the Revolving Loan Facility, Harris Trust and Savings Bank, National City Bank of the Midwest and KeyBank National Association, as Lenders and as Co-Documentation Agents for the Revolving Credit Facility, and Bear Stearns Corporate Lending Inc., as a Lender and as Syndication Agent for the Term Loan Facility (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 16, 2005)

99.1	Press release issued July 1, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2005	GARDNER DENVER, INC.
	By:	/s/ Tracy D. Pagliara
Tracy D. Pagliara
Vice President, Administration, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger dated March 8, 2005 among Gardner Denver, Inc., PT Acquisition Corporation and Thomas Industries Inc. (incorporated by reference from Exhibit 2.1 to the Company’s Current Report on Form 8-K dated March 8, 2005)

10.1	Third Amended and Restated Credit Agreement dated as of May 13, 2005 among Gardner Denver, Inc. (the “Borrower”), the financial institutions from time to time party thereto (the “Lenders”), JPMorgan Chase Bank, N.A. (successor by merger to Bank One, NA) as a Lender, an LC Issuer, the Swing Line Lender and as agent for itself and the other Lenders, Wachovia Bank, National Association, as a Lender and as Syndication Agent for the Revolving Loan Facility, Harris Trust and Savings Bank, National City Bank of the Midwest and KeyBank National Association, as Lenders and as Co-Documentation Agents for the Revolving Credit Facility, and Bear Stearns Corporate Lending Inc., as a Lender and as Syndication Agent for the Term Loan Facility (incorporated by reference from Exhibit 10.1 to the Company’s Current Report on Form 8-K dated May 16, 2005)

99.1	Press release issued July 1, 2005